Exhibit 2.1

Business Number C6720 - 1985 Filed in the Office of Filing Number 20244387094 Secretary of State State Of Nevada Filed On 10/8/2024 8:00:00 AM Number of Pages 3

07 : 58 : 36 a . m . 10 - 08 - 2 0 24 s I 1 8178871604 =i ro : Page: 5 of6 2024 - 1 0 - 08 14:58 : 09 GMT 18178871604 From : EN _. FRANCISCO : v .. AGUILAR . .. s;e=e � .l'ry , ot : Sta l e :• • : - 40. - 1 Ndcrth 'Ca<:S'!Hl Sfrj>Et . : Ca - rson;C � y , J:,l e vaw,8 � !01 - 4 2 91 . (IT5 f M 4 � 7 1lB • • • • • • .: w"'bsite ; . ..., , ,.,!f/_n•,so _ s - so v · .. . . . ... • o.rpor - a 10 : n : · eert.ifi<;a:te . of :Amendment <, ?URSl,:fAt:(rfo : �� RS7!qao &78 : 365 - /18 : .300 } . Certificate < to Ac"cC>mpaoy ije$tated Ar � e � es o r Arnen � ed ·. at1cJ • • • � � estated : A r tic1es . � Pl ! Rs U A N T roN R S : 1 i j . Ż o o, ••• • fll . � , Offieer � s · statement 1 Pui;;:s• .1 Aw - io NRS i • Dale : T:JJ.Tie : • tit.,"' 4 . :Effe , d i ve Qate : arn 1 • · Time: { Optiooal ) { rn u � t r, ot b e ! � ih2" f;O d, � .2f:ler - tl1 e . � rtilieat � f s'fi i o.d)) 5; : l n to m:ialioo'B � tlO • ·. Omnged: {o.orr , � ii � ,;orpor.wc n Sc ¢nlvl Qh a rn ge;;1 . tn takea . lt - ,e followii:,g efret t •• • � Th eermtynartm.haSbeenarnended • ; 6 � ::::fthas t,eent . �� ,{ a � cflCE!cti �� ct Ac®.tancemn - � 6 : Sign �� ur � : l Requ.,..d/ •. •: : • � · =n::!::tt:St!:: - �� ; . ; � : - :: · :J::;= � :;ee:1 � ersm �� beetl_ameooed. P.Jtt � tia v �� - <.l d � . n.l A: rtk:les:haveteen � • The . articles mvel;ieen amended .as ' fol l ows: (provide a rti cle.n. u m!>e r s · 1.1 availabfe • • ::' :: � Jflf. ..; � :i:.: ���� • SlQ'1'!al 1 .re · ofO ff 'teen:irAu!ho.ri � ecl Si gner: T.1 le - • � I f ao.y � Pl)sesd · � ru1m..,,,;t . wouid . s � 1 or: . ciJ?1" 9E! "'"'I' p (l!<f@r<!'.l'JCJ o >; r � ny re . � ve _ pr · o � f . r ia � t D iv � p to . � '? : !::;;: � ;; � ;:::;t: � : ��� :.=l �� "Jf!:: � :i::: ::.: = � 1r: � !I:!t � :: :: � t � ::: • : of eaeti .;; i;,.ss oc . s,e - rres .· afie,:1e , cl by � l;,,ecam e nd m � nt re . gar'31eir.s to , l . i m itatio:n � .: or < es!nciions Df) tb e · � iit> Q Jl'O"' - er thereof . • • - • Please : it1dude aoy r � uired . Qr flll1iorn!l _ infon:nati_on; i n space below : . • • • : ( a tt acl � .adQ J tlon � i ƒ fJ'age( � J i r, n e ces.saJ)') :: j \ , Thisfcmn n11: 1 streaccomi:,anfedbt · � rtate · Fees . � ge"; or i � a � 9 tl!2 � 3 -

I 07 : 58 : 36 a . m . 10 - 08 - 2024 6 l 18178871604 ro: Page : 6 of 6 2024 - 10 - 08 14:58:09 GMT 18178871604 From: EN Information Being Changed {continuation ) The Articles of Incorporation are amended, as follows: "Article IV . Capitalization . The aggregate number of shares which this Corporation shall have authority to issue is Ten Billion One Hundred One Million Five I -- : lundred Thousand ( 10 , 101 , 500 , 000 ) shares , divided into two classes : (i) Ten Billion One Hundred Million ( 10 , 100 , 000 , 000 ) shares ofcornmon stock with a par value of $ 0 . 001 per share, and (ii) One Million Five Hundred Thousand ( 1 , 500 , 000 ) shares of preferred stock with a par value of $ 0 . 001 per share . The common stock and the preferred stock may be issued for such consideration as may be fixed from time to time by the Board of Directors . The Board of Directors may issue such shares o f preferred stock in one or more series , with such voting powers, designations, preferences and rights or qualifications . limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by them . "

Business Number C6720 - 1985 Filed in the Office of Filing Number 20233486387 Secretary of State State Of Nevada Filed On 9/19/2023 8:56:00 AM Number of Pages 6

I 08 : 5 6 : S 0a . m . 09 - 19 - 2 0 23 I 4 I 9/19/2023 3:57 PM F ed ex Offi ce 114 9 Fedex Office 1149 Page 4 of 9 CERTIFICATE OF DESIGNATION of SPECIAL 2022 SERIES A PREFERRED STOCK SETO HOLDINGS INC (Pursuant to NRS 78.1955) SETO Holdings Inc., a Nevada corporation (hereinafter called the "Corporation " ) , hereby certifies that the following resolution was adopted by UMA LLC (the "Custodian"), the court appointed custodian of the Corporation pursuant to the Order Granting Application for Appointment of UMA LLC as Custodian of SETO HOLDINGS INC ., Order of District Court of Clark County, Nevada, case no .. A - 22 - 849116 - C on April 27, 2022 (the "Order")(the ''Custodian")(See Exhibit A) ; RESOLVED, that pursuant to the authority granted to and vested in the Custodian in accordance with the provisions of the certificate of incorporation of the Corporation, as currently in effect, and the Order, the Custodian hereby fixes the relative rights, preferences, and limitations of the Corporation's Special 2022 Series A Preferred Stock as follows: Special 2022 Series A Preferred Stock Section l. Designation and Amount . The designation of this class of capital stock shall be "Special 2022 Series A Preferred", par value $ . 001 per share (the " 2022 Series A Preferred Stock''). The number of authorized shares of 2022 Series A Preferred Stock is one (I) share. Section 2. Voting Rights. Except as otherwise required by law, the holder of the share of2022 Series A Preferred Stock shall have the following rights: (a) Number of Votes; Voting with Common Stock. Except as provided by Nevada statutes or Section 2(b) below), the holder of the 2022 Series A Preferred Stock shall vote together with the holders of preferred stock (including on an as converted basis), par value $0.001, and common stock , par value $0.001 per share , of the Corporation (the "Common Stock") as a single class. The 2022 Series A Preferred Stock stockholder is entitled to 60% of all votes (including, but not limited to, common stock, and preferred stock (including on an as converted basis)) entitled to vote at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. The 2022 Series A Preferred Stock shall not be divided into fractional shares. (b) Adverse Effects. The Corporation shall not amend, alter or repeal the preferences, rights , powers or other terms of the 2022 Series A Preferred Stock so as to affect adversely the 2022 Series A Preferred Stock or the holder thereof without the written consent

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or affirmative vote of the holder of the 2022 Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

Section *3:Conversion in to common shares.* The share of2022 Series A Preferred Stock shall convert into common shares at a conversion rate of I preferred to 61,800,000 common shares. The holder of the 2022 Series A Preferred Stock can affect the conversion at any time. The conversion in to common is a right and conversion is not required.

Section *4:Dividends, Liquidation.* The share of2022 Series A Preferred Stock shall not be entitled to any dividends in respect thereof, and shall not participate in any proceeds available to the Corporation's shareholders upon the liquidation, dissolution or winding up of the Corporation.

Section 5*:No Impairment.* The Corporation shall not intentionally take any action which would impair the rights and privileges of the 2022 Series A Preferred Stock set forth herein or the rights of the holder thereof. The Corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect **the** rights of the holder of the 2022 Series A Preferred Stock against impairment.

Section *6:Replacement Certificate.* In the event that the holder of the 2022 Series A Preferred Stock notifies the Corporation that the stock certificate evidencing the share of 2022 Series A Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the 2022 Series A Preferred Stock identical in tenor and date to the original stock certificate evidencing the 2022 Series A Preferred Stock, provided that the holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such 2022 Series A Preferred Stock certificate.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by an officer thereunto duly authorized this 28th day of April 2022.

SEID HOLDINGS INC
By: UMA L s Custodian

By:________________
Name: Nikki Lee
Its: President

SEIOHOLDINGS INC

I 08 : 56 : S 0a . m . 09 - 19 - 2 0 23 I 6 I 9/19/2023 3:57 PM FedexOffice1 149 Fedex Office 1149 Page 6 of 9 RESOLUTION OF UMA LLC AS COURT APPOINTED CUSTODIAN The undersigned , being the Court - appointed custodian of SEID HOLDINGS INC., a Nevada corporation (the "Corporation"), acting in accordance with Section 78.347 of the Nevada Revised Statutes, hereby consents to the adoption of the following resolutions: Certificate of Amendment Dated: April 28, 2022 WHEREAS, in accordance with the Section 78 . 347 of the Nevada Revised Statutes, UMA LLC a Nevada limited liability company, was appointed Custodian of the Corporation pursuant to an Order of District Court of Clark County, Nevada, case no .. A - 22 - 849116 - C on April 27 , 2022 (the "Order")(the "Custodian")(See Exhibit A) ; WHEREAS, pursuant to Section 78 . 347 of the Nevada Revised Statutes Order, the Custodian is authorized to take any actions on behalf of the Corporation that are reasonable, prudent, or for the benefit of the Corporation . WHEREAS, the Custodian deems it to be in the best interest of the Corporation and its stockholders to adopt the following resolutions ; Pursuant to the Nevada Statutes (the "Statutes"), the Articles of Incorporation of SEfO HOLDINGS INC. . (the "Corporation") , are amended as follows: The undersigned President and Secretary of the Corporation, does hereby certify: WHEREAS, On April 28 at 12pm, at a special meeting of the Board of Directors, the Board of Directors of the Company, unanimously consented to the following resolutions; WHEREAS , that the following amendments to the Articles of Incorporation were duly adopted. NOW, THEREFORE:

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*RESOLVED,* that the appropriate article shall be amended to allow the creation of a new class of preferred shares. The new class shall be called the Special 2022 Series A Preferred Shares.

*RESOLVED,* that the Special 2022 Series A Preferred Shares shall have the following designation:

Section 1. *Designation and Amount.* The designation of this class of capital stock shall be "Special 2022 Series A Preferred", par value $.001 per share (the *"2022 Series A Preferred Stock").* The number of authorized shares of 2022 Series A Preferred Stock is (1) share.

Section 2. *Voting Rights.* Except as otherwise required by law, the holder of the share of 2022 Series A Preferred Stock shall have the following rights:

(a) Number of Votes; Voting with Common Stock. Except as provided by Nevada statutes or Section 2(b) below), the holder of the 2022 Series A Preferred Stock shall vote together with the holders of preferred stock (including on an as converted basis), par value $0.001, and common stock, par value $0.001 per share, of the Corporation (the "Common Stock") as a single class. The 2022 Series A Preferred Stock stockholder is entitled to 60% of all votes (including, but not limited to, common stock, and preferred stock (including on an as converted basis)) entitled to vote at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. The 2022 Series A Preferred Stock shall not be divided into fractional shares.

(b) Adverse Effects. The Corporation shall not amend, alter or repeal the preferences, rights, powers or other terms of the 2022 Series A Preferred Stock so as to affect adversely the 2022 Series A Preferred Stock or the holder thereof without the written consent or affirmative vote of the holder of the 2022 Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

Section 3. *Conversion in to common shares.* The share of 2022 Series A Preferred Stock shall convert into common shares at a conversion rate of 1 preferred to 61,800,000 common shares. The holder of the 2022 Series A Preferred Stock can affect the conversion at any time. The conversion in to common is a right and conversion is not required.

Section 4. *Dividends, Liquidation.* The share of2022 Series A Preferred Stock shall not be entitled to any dividends in respect thereof, and shall not participate in any proceeds available to the Corporation's shareholders upon the liquidation, dissolution or winding up of the Corporation.

Section 5. *No Impairment.* The Corporation shall not intentionally take any action which would impair the rights and privileges of the 2022 Series A Preferred Stock set forth herein or the rights of the holder thereof. The Corporation will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to

I 08 : 5 6 : 5 0 a . m . 09 - 1 9 - 2 0 2 3 I 8 I 9/19/2023 3:57 PM F ed ex O ffi c e 1 14 9 Fedex Office 1149 Page 8 of 9 avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions herein and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the 2022 Series A Preferred Stock against impairment. Section 6. Replacement Certificate. In the event that the holder of the 2022 Series A Preferred Stock notifies the Corporation that the stock certificate evidencing the share of 2022 Series A Preferred Stock has been lost , stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the 2022 Series A Preferred Stock identical in tenor and date to the original stock certificate evidencing the 2022 Series A Preferred Stock, provided that the holder executes and delivers to the Corporation an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such 2022 Series A Preferred Stock certificate. Consent WHEREFORE, this Consent shall have the same force and effect as a majority vote cast at a meeting of the shareholders duly called, noticed, convened and held in accordance with the law, the Articles of Incorporation , and the Bylaws of the Corporation . Effective date: April 28 , 2022 UMA LLC a Nevada limited liability company As Court - Ap ointed Custodian for SEID HOlDINCB INC. , Nevada corporation By: Nikki Lee Its: Managing Member

Business Number C6720 - 1985 Filed in the Office of Filing Number 20222693470 Secretary of State State Of Nevada Filed On 10/17/2022 11:42:32 AM Number of Pages 47

ROBERT READE 1333 North Buffalo Drive SUITE 210 LAS VEGAS, NV 89128, USA Work Order #: W2022061400603 June 14, 2022 Receipt Version: 1 Special Handling Instructions: Submitter ID: 283 Charges Amount Price Qty Filing Status Filing Date/Time Filing Number Fee Description Description $100.00 $100.00 1 Approved 6/14/2022 9:57:52 AM 20222396459 Fees Business Entity Filed Documents $100.00 Total Payments Amount Payment Status Description Type $100.00 Success 6552258745276176203018 Credit Card $100.00 Total Credit Balance: $0.00 STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE ROBERT READE 1333 North Buffalo Drive SUITE 210 LAS VEGAS, NV 89128, USA Business Number C6720 - 1985 Filed in the Office of Filing Number 20222693470 Secretary of State State Of Nevada Filed On 10/17/2022 11:42:32 AM Number of Pages 47

Business Number C6720 - 1985 Filed in the Office of Filing Number 20222384674 Secretary of State State Of Nevada Filed On 06/13/2022 13:10:23 PM Number of Pages 1

0000794998 Business Number C6720 - 1985 Filed in the Office of Filing Number 20222384663 Secretary of State State Of Nevada Filed On 06/13/2022 13:06:09 PM Number of Pages 2

Business Number C6720 - 1985 Filed in the Office of Filing Number 20211752186 Secretary of State State Of Nevada Filed On 09/15/2021 09:56:07 AM Number of Pages 2

Business Number C6720 - 1985 Filed in the Office of Filing Number 20200472420 Secretary of State State Of Nevada Filed On 2/10/2020 9:41:00 AM Number of Pages 4

. . .. � \ ,' - '· 1,;. • ·· '·· .:... : - ., t < - t · . ·• . . ,. - - ="" : : • - � , . � .... • .• \ ;:· - ,:,,u:'. BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume. ov Certificate of Reinstatement/Revival NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89 CORPORATION, INDICATE THE DIRECTOR: � ETci H - OLDINGs: iNc · . : Sanjay Srivastava _, I USA Name Country I •. 2 C 1 ross.r<?a � s O.r � - � 1 _ 5 _ g _ win_g � _ ry1ill _ s _ _ MD 21117 Address City State Zip/Postal Code 5. Current List Continued: - FOR CORPORATION SOLE, INDICATE THE SUBSCRIBER/SUCCESSOR: Name Country Address City State Zip/Postal Code D Revival pursuant to 78 .73 0 or 81.010: (check one) The undersigned declare that the corporation desires to revive its corporate charter and is , or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and des ires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81 O The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured ; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation. D The unders igned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been Issued . Membership approval not required under NRS 81 . 0 10(2) . 6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive) D Revival pursuant to 80 : The unders igned declare that the corporation desires to revive its qualification to do business and is , or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto , and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80. D The undersigned declare that they have obtained written consent of the stockholders of the . corporation holding at least a majority of the voting power and that this consent was secured ; furthermore, that they are the person(s) designated or appo i nted by the stockholders of the corporat i on to revive the qualification. D The undersigned declare that t hey are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. D Revival pursuant to 82 : The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organ ize d and carrying on the business authorized by its existing or original charter and amendments thereto , and desires to continue through rev ival its existence pursuant to and subject to the provisions of Chapters 81 and 82. This certificate must be executed by the President or Vice President AND Secretary or Assistant Secretary. The unders ig ned declare that the execution and filing of this certificate has been approved unanimously by the last - appointed surviving directors of the corporation and the unanimous consent has been secured : Page 2 of 3 Rev i sed : 1/1/2019

**BARBARA K.** CEGAVSKE
**Secretary of State**
**202 North Carson Street**
**Carson City, Nevada 89701-4201**
**(775) 684-5708**
**Website: www.nvsos.gov**
**www.nvsilverflume. ov**

# Certificate of Reinstatement/Revival

## NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

| | |
|---|---|
| **6. Statement of Fact Continued:** (Revivals only, select one. Entities under NRS 84 cannot revive) | Revival pursuant to 86.580:<br>The undersigned declare that the limited-liability company desires to revive its charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.<br><br>The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members. |
| | O Revival pursuant to 86:<br>The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.<br><br>The undersigned declares that he/she has obtained approval by written consent of the majority in Interest and that this consent was secured. |
| | O Revival pursuant to 87, 87A, 88 or 88A:<br>The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A.<br><br>The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing artners holdin at least a ma orit of the votin owers.<br><br>O Revival pursuant to 89:<br>The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.<br><br>The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power. |
| **7. Signatures:** (Required) | **I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent Jurisdiction or by the duly selected manager or managers of the entity or** if the entity has no managers, its managing members.<br><br>I declare, to the best of my knowledge under penalty of perjury, that the Information contained herein Is correct and acknowledge that pursuant to NRS 239.330, it **is a** category C **felony to kpowlngly offer any false or forged Instrument for filing** In **the Office of the Seer tar:yof State.**<br><br>X ... r'y'D ure<br>Signa of ffice , **Mafl8** , Managing Member, T-a (( Date<br>General Pa ner, anaging Partner, Trustee, or Authorized igner<br><br>**X** ______________________<br>Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer — Title — Date<br><br>*FORM WILL BE RETURNED IF UNSIGNED.* |

Page 3 of 3
Revised: 1/1/2019

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov Registered Agent Acceptance (PURSUANT TO NRS 77.310) This form may be submitted by : a Commercial Registered Agent, Noncommerc i al Registered Agent or Represented Entity . For more information please v i s i t http : //www . nvsos . gov/index . aspx?oage= 141 USE BLACK INK ONLY • 00 NOT HIGHLIGHT 11111111111111111 11111111111111111111111 • 180304• ABOVE SPACE IS FOR OFFICE USE ONLY Certifi . �� t � ? . ! . � C? � P �� . ��� - - � ! - � P . e � . in. �� - � - � ! . . b . t . ��� . i � . t e . �� � . . � . ��� t. ... In the matter of Seto Holdings, Inc. Name of Represented Business Entity I, TR:A< - :; I �� . Il . <?gis! ���� - � - g(?ll _ !f()I? - !P . !! � Y · - ·· . . .. .. ·· - ....................... - ·· .... .. .. - - - - · - - Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent' (complete only one) a) ! Ki commercial registered agent listed with the Nevada Secretary of State, b) [] noncommercial registered agent with the following address for service of process : r······ - · -- ·· - · - ••·· --- · ----- · -- · - · ---- ·· - ·· - · - · · - · -- · - - · . ·· - · ....... ---- ··· - -- ···· - · -- ····· .. - · .... ---- , ... -------- ·· - · - · ·· - ·· - · - ... ·· -- · - ....... ... .. . ,i Street Add re ss City ................. ! Nevada ! _ Zip Code ·:···.·. � - . - · - ·:· � ) Nevada [ :·· - . - · - - · •. - - ! ----- ·•· - ·· -- · - --- · - · - ·· · · - - - ····· --- ······· - ·•· - ······•·· - - ···•··•· . · - . - ........... ..... r . · - ..... ··• · - • - • - -- - - · - · - • • · � - --- · -- · - -- - · - ··· ••..•.•. ,. - h • Ma il ing Address (If different from street address) City Z ip Code c) [ J represented entity accepting own service of process at the following address: . - · - ·· - ····· - · -- · --- ·· ---- · --- · - · ------ ----- · - · - * -- •···· - · - - - - •·• ·· - · - ···· -- ·· - · -- · ·••·· .. _ ... , _................ - -- · · · - ·•· - ··· -- . .. - ----- --- .... · - - .........., - -- •··•·• - . I Title of Office or Position of Person in Represented Entity Ma i ling Address (if different from street address) f .... - .........•. - · -- . - · - - ·· - - · ... and hereby state that on L.. . . 02/10/2020 . · - : s entity. Date X C i ty Z i p Code I accepted the appointment as registered agent for Maggie Muszellk, VP on behalf of TRAC - The R lstered A ent Company f R.A. or On Behalf of R.A. Company ! 02/10/2020 Date *If changing Registered Agent when reinstating, officer's signature required. X Signature of Officer Date , "1 am a: Nevada Sec r llUlryof Slate F01m RA Acceptance Rev i sed : 1 - S.15

Business Number C6720 - 1985 Filed in the Office of Filing Number 20170532558 - 78 Secretary of State State Of Nevada Filed On 12/19/2017 Number of Pages 1

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Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20150421844 - 51 Filed On 09/24/2015 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Filing Number 20130821555 - 92 Secretary of State State Of Nevada Filed On 12/17/2013 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20130603662 - 79 Filed On 09/16/2013 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20120363562 - 40 Filed On 05/23/2012 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20120245525 - 98 Filed On 04/06/2012 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20100921700 - 22 Filed On 12/13/2010 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20100167004 - 91 Filed On 03/17/2010 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20090403284 - 62 Filed On 05/11/2009 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20090260337 - 62 Filed On 03/18/2009 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20090122487 - 55 Filed On 02/03/2009 Number of Pages 6

'' · -- · ---------------------- - AMENDED AND RESTATED ARTICLES OF INCORPORATION OF SETO HOLDINGS, INC. Seto Holdings, Inc . , pursuant to Sections 78 . 385 . 78 . 390 and 78 . 403 of the Nevada Revised Statutes ("NRS"), adopts these Amended and Restated Articles of Incorporation, wbic . h were adopted by unanimous written consent of the Board of Directors, pursuant to NRS 78 . 315 . and by written consent of stockholders holding shares in the Coiporation entitled to exercise at least a majority of the voting power, pursuant to NRS 78 .3 20. • ARTICLE I NAME The name of the Corporation (hereinafter called the ''Corporation") is "SETO HOLDlNGS, INC ... ARTICLE II .. REGlSTERED AGENT • • • • The name of the . Corporation•s , residcnt agent in · the State ' of Ntmlda is lilQ Corpo,ate . - � Inc . , and the street address of said resident agent where process may be served on the •• · corporation is 10 Bodie Drive, Carson City, Nevada 89706. • •• • The mailing address and the s � t address of the said resident agent are iden1ical . ARTICLE III PURPOSE The nature of the business of the Corporation and the objects or purposes to be transacted, promoted, or carried on by it are to engage in and conduct any lawful business activity or enterprise s for which corporations may be organized under the General Corporation Law of the State of Nevada . ARTICLEN CAPITALIZATION The aggJegate number of shares which this Corporation shall have authority to issue is 25 , 000 , 000 shares, divided into two classes : 2 0 , 000 , 0 00 shares of common stock with . a par v alue of $ 0 . 001 per share, and 1 , 500 , 000 shares of preferred stock of a par value of $ 0 . 001 per share, with the preferred stock having such rights and preferences as the Board of Directors shall detennine . • . ' i l

I ARTICLEV • BOARD OF DIRECTORS Toe . Corporation shall be managed under the direction of a • ·Board of Dircc 1 ors" .. Tho numbor of members constituting the Board of Directors of the Corporation upon the effcciivcness of this Amended and Restated Articles of Incorporation is one (1) . The number of dircc 1 ors of the Corporation n : my be increased or decreased in the manner provided in 1 bc By Laws of the Corporation ; provided, that the number of directors shall never be less than one nor mOM than five (5) . In the interim between elections of directors by stockholders entitled tovote, all vacancies, including vacaneies caused by an increase inthe number of directors and including vacancies resulting from the removal of directors for any reuon, may be filled by the remaining directors, even if the number of remaining directors is less than a quol' \ llll . ARTICLE VI PAID - IN SHARES All shares of this Corporation shall be paid in as the Board of Directors may designate and as provided by law, and said shares when issued shall thereupon and thereby be fut 1 y paid and non - assessable . ARTICLE VII DURATION The Corporation shall have_perpetual existenoe. .M,'.llCLEVW .•;$)7 - LAWS. By - Laws of this Corporation may : � ·adopt=d by the Bomd of DiRctors, which shall al 8 o have the povwer to alter, Rmcnd or rcpea 1 · the same from·time to time ·as permitted under 1 he General Corporation Law of the State of Nevada . ARTICLE IX ELIMINATION OFPERSONAL LIABILITY The penonal liability of the directors and officm of theCorporation is'bcreby eJimineW to the fullest extent permitted by the General Corporation Law of the State of Nevada . u the same may be amended and supplemented . ARTICLEX INDEMNIFICATION The Corporation shall, to the fullest extent permitted by the Oeneral Corporation Lawof the State of Nevada, as the same may be amended and supplemented, indemnify any and all - persons whom it shall have power to indemnify under said Jaw from and against any and all of the expenses, Jiabilities, or other niattlm refcmd to in or covered by said law, and the l ( 73IO:SIOOIJOII7976':1 - MlP I 2 indemnification provided for herein $ lll not be deemed exclusive of any other rights to which those indemnified may be entitled under any By - law, agreement, vote of stockholders or disinterested directors, or otherwise, botb as to action in his office capacity and as to action in another capacity while holding such office and shall continue as to a person who bas ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators ofsuch a person . ARTICLE XI AMENDMENT OFARTICLES OF INCORPORATION The Corporation reserves the right to amend, alter, ebange or repeal· any provision.,. contained inthese Articles of Incorporation in the manner now or hereafter prescribed by sCat1.1to, and all rights conferred herein upon the stockholders of the Corpomion are granted subject to this reservation. To th e • fullest extent permitted under the General Corporation Law of the S 1 ate of Nevada, the Board of Directors shall also have the power and other authority to amend . altm . change or repeal any provision inthe Corporations' Articles of Incorporation . ARTICLEXII CONI'R.OL SHARES ACQUISmONS The Corporation expressly opts.out of, or elects not to be_ governed by, the "Acquilitioo. of Controlling Interest" provisions co � bl NRS 78.378 through 78.3793 inclU8ive, all as permitted under NRS 78.378.1. • AR11Cl,E'"1n. COMBINATIONS WITH INTERESTED STOCKHOLDERS· The Corporation expressly optg . out of, and elects not to be govancd by, the "Combination with Interested Stockholders" provisions contained in NRS 78 . 411 through 78 . 444 inclusive, all as permitted under NRS 78 . 434 . ARTICLBXIV CONFLICTS OF INTEREST To the fullest extent contemplated by the General Corporation Law of the State of Nevada, no contract or other transaction between this Corporation and any othei corporation, entity or person shall be affected by the fact that a director or of&cr of this Corporation is interested in . or is a director or officer of such other corporation . Any director or officer of this Corporation, individually or with others . may be a party to or may be interested in any transaction of this Corporation or any transaction in which this Corporation is intcrcstcd, Each person who i s now or may become a director or offic ; cr of this Corporation is hereby relieved from and indemnified against any liability that might otherwise obtain in the event such director or officer contracts with the Corporation for the benefit of such direcior, officer or any firm, , I l3WIOOI/Oll 79'/64:I - MlPI 3 association or co1J)Of&1ion in which such director or officer may be interested in any way, provided such director or officer acts in good faith. ARTICLEXV AtJrnORITY OFBOARD OFDIRECTORS TO CHANOE CORPORATE NAME The Board of Directors shall have the right to change the name of the Corporation without stockholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform 1 IO any principal product . technology orother asset of the Corporation that the Board of Dircctom, in its sole discretion . deems appropriate . ARTICLEXVJ RE - CAPITALIZATlONS AFFECTING OlITST ANDINO SECURITIES The Board of Directors, without the consent of the stockholders . may adopt any � QJ>italizarion affecting 1 he outstanding securities of the Corporation by effecting a forward or reverse stock split of all of the outstanding securities of the Corporation, with • appropriate adjmtments to the Corporation's capital accounts, provided that the recapitaliution does not require any change in the Articles of Incorporation of the Corporation . IN WITNESS WHEREOF, the Corpomtion has caused these Amended and Res1alcd Articles of Incorporation to be executed by its Presi<k.nt, � is Jodi day ofDcccmber, 2008. SETO HOLDINGS, INC. ·.,f . . B·/lsJ .Eugw J, Pian ';Eugene J, Pian President ,, I: I . { 73l05/001/01179'164:l - MTP) 4 I l :

ROSS MILLER
Secretary of State
202 NorthCarson Street
Cant0n Ctty, Nevada 81701-4201
(7715)184 6708
Webetta: www.nvaos.gov

# Registered Agent • Acceptance

(PURSUANT TO NRS n. 310)

ta form may be aubmltt8d by: a Commercial Registered Agent, Noncommercial Registered Agent or R sentad Entity. For more information easevisit //www.nvsoa. v/businesa/forms/ra.a

U&I BLACK IMCONLY- DONOTHIGMt:IGHT ABOVESP.AC:II FOROffiCIUIIOM.Y

## Certificate of Acceptance of Appointment by Registered Agent

**In the matter of** SETO HOLDINGS, INC.
Name of Represented Business Entity

1, HOc6RP6RATE SERVICES,me. am a:
Name of **Appointed Registered** Agent *OR* Represented Entity **Serving as Own Agent"**

(complete only one)

a) [Kl commercial registered agent listed with the Nevada Secretary of State,

b) D noncommercial registered agent with the following address for service of process:

IIOBODIEDRIVE IICARSONCITY • Nevada
streat Address city Zip Code

,Nevada
Malling Address (if different from street address) City Zip Code

c) 0 represented entity accepting own service of process at the following address:

Trile of Office or Position of Person in Represented Entity

Nevada
Street Address City ZipCode

Nevada
Mailing Address (If different from street address) City Zip Code and hereby state that on [-January 14th, 2009 ; 1accepted the appointment as registered agent for the above named business entity. Date

S V P of R.A. Company 1/14/09
Date

•Jf changing Registered Agent when reinstating, officer's signature required.

X

**Signature** of Officer Date

Nevada Secretary of State Form RA Acceptance
Revised: 12-8-08

Business Number C6720 - 1985 Filed in the Office of Filing Number 20080672670 - 18 Secretary of State State Of Nevada Filed On 10/08/2008 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20070724793 - 81 Filed On 10/24/2007 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20060671213 - 28 Filed On 10/19/2006 Number of Pages 1

Business Number C6720 - 1985 Filed in the Office of Secretary of State State Of Nevada Filing Number 20050492659 - 82 Filed On 10/19/2005 Number of Pages 1

I ▬ I I

# .ANNUAL LIST OF OFFICERS AND AGENTS OF:

SETO HaLnrncs, iNc·:

ALE NUMBER

6720-1985

FOR THE PERIOD OCT 2004 TO 2005. DUE BY OCT 31, 2004.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

21499

FOR OFFICE USE ONLY

FILED (DATE)

FILING FEE: $175

FILED #

OCT 2 0 2004

IN THE OFFICE OF DEAN HELLER, SECRETARY OF STATE

MARILYN K RADLOFF

115 TAURUS CIR
RENO NV 89521

IF THE ABOVE INFORMATION IS INCORRECT. PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. Last year's information may have been pre-printed. If you need to make changes, cross out the incorrect information and insert the new information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: AS SHOWN ABOVE PENALTY: $75.00

Check all that apply:

☐ This corporation is a publicly-traded corporation. If so, Central Index Key number is: ________

☐ This publicly-traded corporation is not required to have a Central Index Key number.

**PRESIDENT** (OR EQUIVALENT OF)

| NAME | ADDRESS | CITY | ST | ZIP |
|---|---|---|---|---|
| EUGENE J PIAN | 554 N STATE RD | BRIARCLIFF | NY | 10510 |

**SECRETARY** (OR EQUIVALENT OF)

| NAME | ADDRESS | CITY | ST | ZIP |
|---|---|---|---|---|
| FRANCINE PIAN | 554 N STATE RD | BRIARCLIFF | NY | 10510 |

**TREASURER** (OR EQUIVALENT OF)

| NAME | ADDRESS | CITY | ST | ZIP |
|---|---|---|---|---|
| CRAIG PIAN | 554 N STATE RD | BRIARCLIFF | NY | 10510 |

**DIRECTOR**

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 300.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Date 10/6/04

J ANNUAL LIST OF OFFICERS, DIRECTORS AND A � S SETO HOLDINGS, INC. OF: FILE NUMBER 6720 - 1985 FOR THE PERIOD OCT 2003 TO 2004. DUE BY OCT 31, 2003. Th � Corporatio11·s dul1' appoint � d t � sident a � n! in the s:aIe o! Nevada upon whom process can be served is: RA# 21499 MARILYN K RADLOFF 115 TAURUS CIR RENO NV 89521 r - rnR OFFICE usE oNLYI 1 FILEO(DATE) ' RLEJ J -- � - - OCT 2 2 2003 I □ I � THE 0.50VE INFOi \ f,!ATIONIS INCORRECT, PLEASE CH � CK THIS BOX AND A CHANGE OF RESIDENT AGENTiADDRESS .ORM Will BoSENT, Pl EASE READ INSTRUCTIONS BEFORE COMPLETING AND RETIJi'INING THIS FORM 1":.1· :on !h; 11:: - .: - r - � :. ;):1 - j::ir,:jrt:?SS<?S - ?1h12'1 t9:;1a � 'lCO? ::11 b.::.i•lQs:S. :0 1 a!; o � ic1:r5 :an::I Oiui'c!ors A Preside - Ill. Sec:rttary. Treasuntr andaJI DirlE!ctors rn � s:be named. 7},eniml1st I: � !!:'. � P'.I .'.')·1t==l"fi:e::to1 L � s.i y � ;:,i(::; :n1 - a:m=3t1on - na � 1 - : � ve Mein o:i;,pr1,ri;id If you ne - � cr to rn.ak � chan � tls.. cra - ss aul '.he ,r. - ,arrec::t i11form - at100 and irisert thell � W 1rllorr.1at1onabov€! ,t A·: of1Icor ,,.:,,1sipnlhol0Im FORM WILL BE RETURNED IF UNSIGNED i11:1.;,1 �� - ;:: :3dd!11011:')i(1;1:? - c1or"3.. att.1c!1 a. !is � N '.t1 � m le n· :s 'orm �� lu:n :1• � co·r,c,;9t9cJ 101r,·,•::ti1 'he 5e.5 00 r11 fl£! le'? A 550penalty r.il,:;1 bl? � ::k � d f::>rra,lur:? To 1·:'! this farm by 11·e d � adline - An � nn•.1al list rect1ived more tl - iari 60 d.ays beforer.s ..::;: - C',i': - '.,l:.:i'I � ,:) i:l - :>'i?lnl? Ƒ � ;·, ;:,r, - :"?nd - s,d .'1s: fo: lhl? Pl&'ilC - US year '." - ,:' - - .!? ys - :1 ! ch':'.. - : � . p:3·t - :1bl1:> to ti \ � Sei:,etary ot Slate. Your Ciln,c. � ·ed c;hE:Jclo;: wi"Icons:,11i19a cert1'1ca1f' t, tr � rtsacl busin � ss p � r ! \ RS 7815.:i. If yo � ,ne! � dth � below atta - cllme11!1ilP. � ,:"l:nr'7} '?":.io � '?' 1 - s � 11. � <!d!ess.;,,j ;1.;r1r,.":£1d � T - 'l � Jopsi To , � i:;eive a cert1!:Pd copy ,s,nclosi; : - i c.opy or t11s compie:eid torm. an addi:icn<il $20 00 ahdappropriate ins!n:,C'.:oris. ;:.:;,;1111111 1 ·?c:.:;•pi;l.c.l=?r1 t,::lfn to 5£1::1:;;:.;•y of St,'3'. � . 2J2 N C � 1sa;1S! C.ar'!.On C:ty. 1 \ V 8:QfQ·.4201 (77S) € - 84 - S.708. FILING FEE: $ � 5.00 PENALTY: $50.00 D This co1poration is a pLiblically lraded corporation. If so. Central Index Key number is: .THLi::ISl PRESIDENT (OR EQUIVALENT OF) EUGENE � T FIAN .ZIF 554 N STATE RD BRIARCLIFF - N - Y - 1 - 0 - 5 1 - 0 -- � ;rr,1 � ( � 1 • SECRETARY (OR EQUIVALENT OF) ,ST. ·ZIP. NY 10510 - · •••••••• - · - · 'e'r,cc 1 cc,,cc,cc<;c - l • TREASURER (OR EQUIVALENT OF) 554 l \ ' STATE RD BRIARCLIFF CRAIG PIAN 554 N STATE RD BRIARCLIFF NY 10510 ,TIH.EiSI DIRECTOR ; d;, � .IJ � e - 10 � 1 ,e !:. - - est ol my knowle, � 90 W<dNpeh.alty of pet jury, tha:t the above mi?nlioned c"01ity - t,,as ccmplierl' with the - prov - isi<ms of section 108of $88 o - rthe 20thspecial ":,: � s � ;::,r. ot 1 �� \ lc - 1 1.atM :..eg1 - sl.ature. Acknowledge u,at pursuant to NRS 239.330.it is a c � ! � gDry C fef - ony to knawrrigty oUer any falsg, or rcrged instrurn,g,m rot filing inthe O'l1,: � : - A :,c1Secrel.lryof S;aie. Oat �

ANNUAL LIST OF OFFICERS

SETO HOLDINGS, INC.

FILE NUMBER

6720-1985

FOR THE PERIOD OCT 2002 TO 2003. DUE BY OCT 31, 2002.

This Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is;

RA# 21499

FOR OFFICE USE ONLY
FILED (DATE)

FILED# ____

OCT 2 3 2002

DEAN HELLER, SECRETARY OF STATE

MARILYN K RADLOFF

115 TAURUS CIR
RENO NV 89521

☐ IF THE ABOVE INFORMATION IS INCORRECT PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, of all officers and directors. A President, Secretary, Treasurer and all Directors must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the NEW information above it. An officer must sign the form. FORM WILL BE RETURNED IF UNSIGNED.
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the $85.00 filing fee. A $50.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment to be stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form and additional $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) 684-5708.

FILING FEE: $85.00 PENALTY: $50.00

| NAME | TITLE | | | |
|---|---|---|---|---|
| EUGENE J. PIAN | PRESIDENT | | | |
| 554 N STATE RD | | BRIARCLIFF | NY | 10510 |
| | SECRETARY | | | |
| 554 N STATE RD | | BRIARCLIFF | NY | 10510 |
| CRAIG PIAN | TREASURER | | | |
| 554 N STATE RD | | BRIARCLIFF | NY | 10510 |
| | DIRECTOR | | | |
| STREET ADDRESS | | CITY | ST | ZIP |
| | DIRECTOR | | | |
| STREET ADDRESS | | CITY | ST | ZIP |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

Date 10/17/02

SETO HOLDINGS, INC.

FILE NUMBER

6720-1985

THE PERIOD OCT 2001 TO 2002. DUE BY OCT 31, 2001.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RAJ 21499

FOR OFFICE USE ONLY

FILED (DATE)

MARILYN K RADLOFF
115 TAURUS CIR
RENO NV 89511

FILED

NOV 9 2001

D IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses of the president, secretary, treasurer, and all directors. ... If you need to make changes, cross out the incorrect information and insert the new information above.
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the fee. A penalty must be added for failure to file this form by the deadline. An annual list received more than 60 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. If you need a certified copy enclose $20.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201. (775) 684-5708.

FILING FEE: $85.00 PENALTY: $50.00

| NAME | TITLE(S) | | | |
|---|---|---|---|---|
| EUGENE J. PIAN | PRESIDENT | | | |
| 554 N STATE RD | | BRIARCLIFF | NY | 10510 |
| FRANCINE PIAN | SECRETARY | | | |
| 554 N STATE RD | | BRIARCLIFF | | |
| CRAIG PIAN | TREASURER | | | |
| 554 N STATE RD | | BRIARCLIFF | | |
| | DIRECTOR | | | |
| | DIRECTOR | | | |

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of chapter 364A of NRS.

X Signature of Officer

Date 10/9/01

FI..ENUll:IER 6720 - 1985 FOR THE PERIOD OCT 2000 TO 2001 . DUE BY OCT 31, 2000. llle Corporation•• cMr appointed resident agent In the State of � Vada upon whomprocess can be served is: RA# 21499 MARILYN K RADLOFF 115 TAURUS CIR RENO NV 89511 I FOROFFICE US£ ONLY � Fl.ED (DATE) I I · ocr o FIL � 2 2 00(} ,......, IF TliE !>.!!OV E l'!!'O � :.i.,,!O:.: 1S !: � cc:m;:c - r. :•i..cASF. C � i:Cl<. Tri I$ iiOX A. � O A CHAN<.E OF U RE SID ENT AGiNTIAODHESS FORM Will BE SENT. PU:ASE READ INS 'iRUCTIOt. S BEFORE COMPLElDIG ANO RETURNINGTHIS FORM. 1. lnc ude Iha m,.. - a nd a6dr 11SSGs. e!lher tMldence o< bUsiness,torall offic:efs andcir8Clofs . A Prnid911t, o.cnt:aly, 7 - aad a D ll nc111n irostbe named. ThCll'O 1T11S1 be at !east one directllr. Lastyea(sinformalionmay Mve bee11pAll)rinted n yoo need 1Dmake dlanges, cross Otathe lncomictinlormalion and insert tile. - lnformalion abov$ it An oftlcet 1Tl1$l S!!Jn lhe 1orm . FORMWILL SE RETURkEOIF UNSIC»EO . 2. If11 \ ere ar .. addiliona I drrectors, 311ach a listof themto thislonn. ? R<!lum the c � ed fonnw!1h lhe - Se5.001111ng lee . A S15 penally rrust beaddedtorrawn,toflle lhlsfom111f lhe d!ladllne. An annuallist receivedmon11han60cbysb8fom it$ due elate sha � bll d9erned an amended lis1 tor 1he previous yo,ar, 4. Make your ch.ck payableto lheS&cnlaly of $Cm . Yourcanceledc:hac:k willcons1ltutea certificalg tonnsadbusiness perNRS 78.155. It youneedthebelllwdlcltmantfile sla1t1)e<l. enclOsa a sew - addressed sla � 9'1'<'8kJpe . To niceiVe a ce tlffi8d oopy , enclosGa capy of thisCOfl1)1B18d torm.an additional $10.00 and approp r1a1 l 8 nstruc:tions . 5. RB1um 11 \ Q cOlllfl le1ee1 tormtu : Sec rotary ot S1a1e, 101 Norttl carson Street. su � e 113, Caison Ci1y. NV 89701 - 4786. (775) 684 - 570& . FILINGFEE; $85.00 Pl:NALTY : $1S.OO i - i I " · EUG E = N E - J - . - PIAN , j P . ;). l!O,C ....., 554 N STATE RD jST. j i2IP ' - --- ' . ! - ---- � NY 10510 r � I ) � RANC INE PIAN 1r o - 801< 554. N STATE RD \ T!Tt.EISI PRESIDENT fllY BR I ARCLIFF rrTU:fS) SECRE TARY I S TliE£T AlllJlt£SS \ CITV BRIARCLIFF - rr1ns: 1 s., TREASURER j \ TllU' tSI � DIRECTOR (ST - j fZ lP NY � 1 - 0 5_1 _ 0 .r - l ·· cRAIG PC f P . O . � OX L - � - -- -- - -- -- - fITV 55 N 4 STATE RD BRI: - .RCLIFF i Zl P' I 10510 · - , Tan _ Hun Chin ! S TRW AmUaSs 554 Worth State Road lel1Y 'Rriaroliff � :ZIP � , � 10510 l j N A>E Y � p Hun Kok ' inn E(S I ! DIRECTOR 1 , 9 Tli_EET_AD DR ESS ,,5""5'""4......,North,.,... - ..,...s..,..ta., . . . t .e � B.,.,aa....,d..._.;..... , i Wiarcl jff

SETO HOLDINGS, INC. Corporate Headquarters: 554 North State Road • Briarcliff Manor , New York 10510 USA Tel: 914 - 923 - 5 000 Fax: 914 - 923 - 6225 E - Mail: stiandecs@aol.com URL: www.setoholdings.com AOOITIOOAL D � OF SE"ro HOIDINGS INC. Voon SOO Tuck DIRECIOR 554 North state Road Briarlciff N.Y. 10510 Ste � Whittington, 554 North State Road USA : SEMICON TOOLS INC. l \ .1Al.AYS1A: OTt TEOINOLOCY SDN. BUD . CHJNA: SETO St/ZHOU Briarcliff N.Y. 10510 · • - - . - - - ,• • .... - . • E4ST COAST SALES CO � INC. FUJI FABRJC, \ llON SDN. BUD. HONG KONG : RECEIVED OCT 1 8 2000 Secreta,y of State SETO BOLDfNG INC. CORPORATE HDQ • fflUS � SON. BBD. HONG KONG BATTERIES fNJ>USTRIES LTD.

SETO HOLDINGS, INC• The Corporation's dulyappointed resident agen1in the State of Nevada upon whom process can be served is: ' - FOR THE PERIOD OCT 1999 TO 2000• DUE BY OCT 31, 1999• MARILYN K RADLOFF 115 TAURUS CIR RENO NV 89511 .....:: RA# • FILE NUMBER I n "'THEAIOVI! IWOIIMATION II INCOIUIECT, PL!A1I£ CHECtC:n1ta aox ANDA cHNtGa 01' � llflllD!HT AGeNT/Alllllle&$ !'OIIIIWIIJ. Ill 81!N1•' PLEABEIIEAOINIITTIIIC110N$BEFORE COMPLmNB ANDIIEnlAHINQ '11118 FOAM. !. tr,cIuoeIhanam8$andaddi8$19M. allhorMoldenceor � • - forallOll \ ce01anddln,ci""'. A"' - i - . � . 21499 7 _j 672 � 1985 FOR OFFICEUSE ONLY - ------- . FILED (DATE) _FILED OCT 2 11999 DeanH.Uer ltcrdaty o1 � 5_ r@= - - - , llf_mustbori&IMd. ?Mre/! \ IJSIIIIOl!e811.onedr8ck.t. LMl)'98f's ... ..........,.................... .. - ..· - · -- - .·. - ·"·· ...... L. - - . - - .... ..... • J � .eiAN._ •••••••••• : J 1 m€£; - .OORES S - ------ - - .. - ...... - ..... . .. . � . JL CflY ............ - .. ::::::J 554 N STATE RD BRIARCLI F lr1lo1TT111tli>"Imayhavebeanpreponffld. II you need to makeCNlll/11, o,oasout1"" li'lcorr<ICl _,.,,,andir - 111!• t>OW "11,llmatlonoboveIt. Allottlcormuot � lh&lo,rn. FOflM WII.L IE 11£n!RN � DIF UNSIIJNf:IJ. 2. If !himare ldlttioM.l Cl � tcl'fl, 41t48.dl a IIM � tMIMto ,hMJ; brrn. 3. Rwrnlho com � lorn \ wll \ 1"" $e5.001ff"II fv&. A$1 � J)«lolly muOl be odaedlorfa<lu1'1 toflleffil!fom, t,ylhe - - ... Alo annueJI � """'"""'moo, !lien 60<iayo 118fo<GIts Mdalo1tla!l be<lll<mell"" '"""""9<! 4. Mak - ycur<l>e<:l( l)O � IOlho 8ec, - Yol 5 - . Your cancttoac'leci<'Mltwrn,tJtutea oenilcalo lo ,,........ ti..Sk>oaP<I' � S 78155.1tyo• "'8d1he belowat1a - IlleOIBmped, - a llllff;;, � swni,od..,..._.To,_ a ce;tlftoo cq,y,'""" ƒ 5e a"®11o111ilsoomp - lorm, an addlllonal $10.00.,,d � IMlniamti. 5. Ao,um 1110complo!ad ronn <o: S0«01•ry o, SI110, 101 Nonh ca""'" S \ !aol.S - Jl \ e •3, C.ro.on cI1y, NV 8&701 � 786. (775) 6!14 - S708. FIUNQ FEE, $15.Qll PENAJ..1Y: $1 li.llCJ TflUIS) PRESIDENT r·ii:··'] [ne= � ---- - - ·1 NY 10510 Till.EH � ) SECRETARY "".' � g;us.x&lt1t .. CRA.IG......PI1 \ ,N 'P.O.BOX l..... --- ············· - ·········· I <M••si• - •••• - zip•••••••• •• - ] Q ie:::::==.." � - - :::= - - · 5 ƒ '4 NS A E RD Till.EIS) I DIRECTOR ....:..:J L.::: � - · - ............. . _ .. . . . .. I ...... ,l I c � .... _ I hflMby eertlfy thl& ann 11s u t. :;z: • •• ii: X Slgnlhn otOfflcrlr - v - ··• - ·. - · � ·.,·•· - � · - '••··•• ······••v • .

) .f} � ,1::: 1 ... . · . '.,; � ,, , SEMICON TOOLS, r � c. - :rhe COrporation's duly appointed resident agent in the State of Nevada upon whomprocess canbe served is: i FOR TJiE PERIOD OCT 1998 TO 1999• DUE BY acr 31, 1998• MARILYN K RADLOFF 115 TAURUS CIR RENO NV 89511 RAif n I IFTHEASOVE IHFOf!MATION ISINCORRECT, PLEASE aiECKTHIS BOX l,Hll /:,. CHANGE OF L.::::: RESIDEHTAGVIT/ADDRESS fORIIWILLBE SENT. Pl£ASEFIEADtNSfflUC'TIONS 8EFOII£ � ANORETURMNGTHISFOAM. _J FILENUMBER 6720 - 1985 FOR OFAC£ USEONLY - ------- , ALEO(DATE � ·e Fll,:r HOV os 1998 1. lrdudo lht,..,,,.. and - , - res;denoo or b.si>Bss, to, al officers and dl""10!S. A � � . T,_..._., oll 01,e;1..,, mustbo named. 1 - "'""'boot loaslono directer. l.aolyoar's - may l \ aVe _, p!1lllM!Qd. � )'OIi need IOmake - dlatlges. crossOU! IhainCorroc! infoona1io<1 and i'IS<irlIlle new a,forma,ior, lllX>W it. An """'"'mus,S9' 2111form. FOllll11'1..1.BE RETUIINEDJF UNSIGNED. 2 H � ore � I � . all4d \ alisl<JIN<nrellii,,fonn. 3, Rlllim rie ccmplad brn Mltl!ha $BS.OD ling foe. A $15 pe11all)' mvst be added br faikJr& IO file lhiS faTTI by!he - . An"'""'81 NS! """"8CI morelhan 60 days belon>ils dbeda!BSh>I t,e. - ,.,ed an ""10ndall lial!Q'lhtproyiousre,,,, 4, Make � • - � b:l llie � ol S - . Your"'"""3d oMecl< ...ioons1!IIJUI a"'"11liealetoll'aflSIC! - ....perNRS78.155. ff)'O<lrieed Iha bel,w. - .. - ,i l \ le stampoel, .. - a � .........,.,_ro,.....acerffio<lcc,py.« \ dOOaoa <>lP \ lol lhis""""'"""""'""'·an - ..r$10.ooan<1 � � S Raum 11,e c:cn,;,M!9d fam ID: SectOlaly of S1a1a. 101Nor1h c.,,_ Sh...._ S.115#3, Cor«in City, NV89701 - 4788 - (702)S87 - 52C \ :l. FWNGFEE: SSS.00 PENALTY;$15.00 L 1 - � nnEtS) PRESIDENT r , E � . ! o . . J e � o x f..M.E ' J • PIAN l,rn;,aer.oo,isss :U.L.N!.">.r..th $Tate i.oJi ril 'ID:; a re) ; ff :fl:i L: FRANClNE_P � I=A_N � - - 1 � o.BOl< 11ll6(S) SECRETARY NAME CRAIG PAIN 111LE(S) TREASURER DIRECTOR � l= A - O O - R - fSS - ---------- ' I i Cfl'Y fd I Lios10 I NY � I I � ZI' llTlE(SI D!RECTOR I P.O.B<l< C' ----- , ' ;p

SENT gy,unl,ed Corp Svc :10- 2-98: 17:02: 9149199640-- :# 3/ 3
OCT 1998 14:49 ROI KAEDER 6 &G 10 15149cC991VVl

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF NEVADA
OCT 05 1998
No. C6720-85
Dean Heller
DEAN HELLER, SECRETARY OF STATE

13RTU'Ic:ATI 0, tlD'J;
or
AnICI&I 0,
a ,
SDIIt'CIf IEXJaB. IJIC.

We the undersigned Craig Pian, Vice President, and Francine Pian, Secretary, of Semicon Tools, Inc., do hereby certify:

That on August 18, 1998 the Board of Directors of said corporation, by unanimous written consent in lieu of noticing and holding a special meeting, consented to the adoption of a resolution to amend Article First of the corporation's Articles of Incorporation, as amended, as follows:

"FIRST: The name of the corporation is SETO Holdings, Inc."

The number of shares of the corporation outstanding and entitled to vote on said amendment to the Articles of Incorporation is 20,503,501; that the said amendment has been consented to and approved by the unanimous written consent of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Craig Pian, Vice President

Francine Pian, Secretary

S'mTS OF NW 10H
) ...
O)I:fY OP fISTQIIIffIIII

On SeptMbc- at'1HI, p e l y 1:lefon, ..
Notary P0lil:, Cz-a 1lrl andh'UOW Pia, wbo a.cJaD,Lettld tut thq encut.ad the i U t t .

. t

Notary Public
CYNTHIA R. RAGUSO
Notary Public, State of New York
No. 01RA5087928
Qualified in Westchester County
My Commission Expires March 25, 2000

IIF9783

TCffiL P.lil

TDIR. P.82

SENT gy,unl,ed Corp Svc :10- 2-98: 17:02: 9149199640-- :# 3/ 3
OCT 1998 14:49 ROI KAEDER 6 &G 10 15149cC991VVl

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

OCT 0 5 1998
No. C 6720-85
Dean Heller
DEAN HELLER, SECRETARY OF STATE

13RTU'lc:ATI 0,

or

AnICI&I 0,

a

SDIIt'Clf IEX)aB. IJIC.

We the undersigned Craig Pian, Vice President, and Francine Pian, Secretary, of Semicon Tools, Inc., do hereby certify:

That on August 18, 1998 the Board of Directors of said corporation, by unanimous written consent in lieu of noticing and holding a special meeting, consented to the adoption of a resolution to amend Article First of the corporation's Articles of Incorporation, as amended, as follows:

"FIRST: The name of the corporation is SETO Holdings, Inc."

The number of shares of the corporation outstanding and entitled to vote on said amendment to the Articles of Incorporation is 20,503,501; that the said amendment has been consented to and approved by the unanimous written consent of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

Craig Pian, Vice President

Francine Pian, Secretary

S'mTS OF nW 10H )
) ...
O)1:fiY OP fiSTQIIIfIIII )

On SeptMbe- at'1HI, p e l y 1:lefon, Notary P0lil:, Cz-a l l r l andh'UOW Pia, wbo a.cJaD,Lettld tut thq encut.ad the i U t t.

Notary Public

CYNTHIA R. RASURO
Notary Public, State of New York
No. 01RA5087802
Qualified in Westchester County
My Commission Expires March 25, 2000

173783

TCffiL P.lil

TDIR. P.82

**STATE OF NEVADA**

***BARBARA K. CEGAVSKE***
*Secretary of State*

***KIMBERLEY PERONDI***
*Deputy Secretary for*
*Commercial Recordings*

**OFFICE OF THE**
**SECRETARY OF STATE**

*Commercial Recordings Division*
*202 N. Carson Street*
*Carson City, NV 89701*
*Telephone (775) 684-5708*
*Fax (775) 684-7138*

*North Las Vegas City Hall*
*2250 Las Vegas Blvd North, Suite 400*
*North Las Vegas, NV 89030*
*Telephone (702) 486-2880*
*Fax (702) 486-2888*

## Copy Request Exception List

**Copy Request Filing Date:** 06/14/2022
**Work Order Item Number:** W2022061400603
**Copy Request Number:** 2189324

Online images for the following document numbers were unavailable and are not included with this request. Copies of these documents will be delivered at a later date under a separate cover. We apologize for any inconvenience.

| Filing Date/Time | Filing Number | Transaction Type | Doc ID | Expected Number of Pages | Number Of Pages Found |
|---|---|---|---|---|---|
| 07/16/2002 | C6720-1985-005 | Registered Agent Address Change | 16287286 | 1 | 0 |
| 04/21/1987 | C6720-1985-003 | Amendment | 15854516 | 1 | 0 |
| 10/08/1985 | C6720-1985-001 | Articles of Incorporation | 16003897 | 6 | 0 |

Business Number C6720 - 1985 Filed in the Office of Filing Number 20222693470 Secretary of State State Of Nevada Filed On 10/17/2022 11:42:32 AM Number of Pages 47

shares of c ommon stock, par value $0.001.

Business Number C6720 - 1985 Filed in the Office of Filing Number 20222409069 Secretary of State State Of Nevada Filed On 06/20/2022 13:41:24 PM Number of Pages 8

Business Number C6720 - 1985 Filed in the Office of Filing Number 20222409069 Secretary of State State Of Nevada Filed On 06/20/2022 13:41:24 PM Number of Pages 8

1 2 3 4 5 6 7 8 9 10 11 12 � ::; � 13 1a - - "' l � v:: V - , � � 0 \ I' - 14 ol!! � oe � � C - /"J - � � - OIi � ..._.. � i:::i ;,. ;1 15 g � z"" ;., � tf .... 16 � � : t c ! � :;:: Ź l ... = 7 - : � "' - - � i:: V ::I CERTIFICATE OF SERVICE I hereby certify that April 27, 2022, I served a copy of the attached NOTICE OF ENTRY OF ORDER GRANTING APPLICATION FOR APPOINTMENT OF CUSTODIAN. a sealed envelope to the following and that postage was fully prepaid thereon: TRAC - THE REGISTERED AGENT COMPANY Registered Agent 321 W WINNIE LN STE 104 Carson City, NV 89703 trac@tracagents.com James Strott Act on behalf of Registered Agent 321 ,v WINNIE LN STE 104 Carson City, NV 89703 Sanjay Srivastava President/Director/Treasurer/Secretary 8828 North Stemmons Fwy, Ste 505 Plano, TX 75247 Isl Kathrine von Arx of CORY READE DOWS & SHAFER A - n Employee 17 f: a 18 t;, 19 20 21 22 23 24 25 26 27 28 2

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 j:I( . Q .. . . . . . . � .j � j i;/) !:I: ;: r - - � .r 00;::, ; � j � † � z � lo! � .r .... A � U'"' <.<:I> J � > < i z � � , � .... 8 .... l:t: : .. : .. : - . i: . : . : 20 21 22 23 24 25 26 27 28 ELECTRON/CALLY SERVED 4/26/2022 4:53 PM ORDR Jay A. Shafer, Esq. Nevada Bar No. 9184 CORY READE DOWS & SHAFER 1333 North Buffalo Drive, Suite 210 Las Vegas, Nevada 89128 Telephone: (702) 794 - 4411 Fax: (702) 794 - 4421 jshafer@crdslaw.com Attorneys for Petitioner UMA, LLC In the Matter of TELEFIX COMMUNICATIONS HOLDINGS, INC., a Nevada Corporation. DISTRICT COURT CLARK COUNTY, NEVADA Case No. A - 22 - 848924 - C Dept. No. 16 HEARING REQUESTl:D _j Electronically Filed � 6/2 � 22 4:52 PM �� CLERK OF THE COURT EXEMPT FROM ARBITRATION (Equitable Relief Requested) ORDER GRANTING APPLICATION FOR APPOINTMENT OF CUSTODIAN Petitioner UMA, LL.C'S Motion and Application for Appointment as Custodian of TELEFIX COMMUNICATIONS HOLDINGS, lNC having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore : THE COURT HEREBY FINDS that: 1. TELEFIX COMMUNICATIONS HOLDINGS, INC has failed file required repo1is with the Nevada Secretary of State in violation ofN.R.S 78.150. 2. TELEFIX COMMUNICATIONS HOLDINGS, INC has failed to hold an annual meeting of stockholders for the preceding six (6) years in violation ofN .R.S. 78.170. 3. Petitioner, UMA, LLC is a sharehol<ler of TELEFJX COMMUNICATIONS HOLDINGS, INC. Case Number: A - 22 - 848924 - C

1 2 3 4 5 6 7 8 9 10 11 12 13 - <: . , . .. . � � � � ·a �� 14 15 <I) 00 ... t - - .;j di' � . - =. er. - ��� � A"._, C o t I: Q ja ƒ Z II< fal � ... i � � 16 17 � � >'l :l t >< 0 . 7 , - 1 , ... � .., ... 0.., o:> u � C 18 19 20 21 22 23 24 25 26 27 28 4. Petitioner has given reasonable and required notice as required by the NRS 78.347 et seq. 5. Beginning on January 10 , 2022 , Petitioner served demand upon TELEFIX COMMUNICATIONS HOLDI � GS, INC at its last known addresses demanding the company comply with N . R . S . 78 . 170 , N . R . S . 78 . 150 and N . R . S 78 . 090 . Petitioner employed all reasonable efforts to contact TELEFIX COMMUNICATIONS HOLDINGS, INC . 6. Despite Petitioner's demand, no response was received from TELEFIX COMMUNICATIONS HOLDINGS, INC . 7. Petitioner has demonstrable experience in managing the affairs of Nevada corporations. THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that 1. Pursuant to NRS 78.347, UMA, LLC is hereby appointed custodian of TELEFIX COMMUNICATIONS HOLDINGS, INC . 2. UMA, LLC is authorized to take any actions on behalf of TELEFIX COMMUNICATIONS HOLDINGS, INC pursuant to NRS 78 . 347 that are reasonable, prndent or for the benefit of pursuant to, including, but not limited to, issuing new shares of stock, and issuing new classes of stock, as well as entering in contracts on behalf of the corporation . 3. Pursuant to NRS 78 . 347 (3)(a) UMA, LLC shalI comply with NRS 78 . 180 to reinstate TELEFIX COMMUNICATIONS HOLDINGS, INC . 4. Pursuant to NRS 78 . 347, UMA, LLC shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for TELEFlX COMMUNICATIONS HOLDINGS, INC . 5. UMA, LLC shall provide reasonable notice to all stockholders of record of a meeting of stockholders ofTELEFIX COMMUNICATIONS HOLDINGS, INC d1at will be held within a reasonable time after this Order is entered. 2

1 2 3 4 s 6 7 8 9 10 11 12 � 0 ,.., 13 14 (al.:; � � ·i � : {J) <ll ....... . - < , . l t .r . � a , c ::. � A" M g �� � li<l _, :; ,..., � � ;;! � t " . , > l � � <'l N 8E c 15 16 ;,,, it' s , - , 17 18 19 20 21 22 23 24 25 26 27 28 6. UMA, LLC, as custodian of TELEFIX COMMUNICATIONS HOLDINGS, INC shall submit a report to this Court of the actions taken at said stockholders meeting . 7. UMA, LLC shall report to this Court no less than every one � hundred twenty (120) days concerning its custodianship of TELEFIX COMMVNICA TIONS HOLDINGS, INC while such custodianship remains active . 8. UMA, LLC shall, pursuant to NRS 78 . 347 (4), file an amendment to the Articles of Incorporation of TELEFIX COMMUNICATIONS HOLDINGS, INC which the Secretary of State containing the following disclosures and statements : a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning UMA, LLC, odts affiliates or subsidiaries ; b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of TELEFIX COMMUNICA TlONS HOLDINGS, INC to request that the corporation comply with corporate formalities and to continue its business ; c, A statement that UMA, LLC , is, in fact, is pursuing its business and attempted to fmther the interest of its stockholders; d. A statement indicating that UMA, LLC will reinstate and maintain the corporate charter ofTELEFIX COMMUNICATIO � S HOLDINGS, INC; and e. Any other infonnation as may be required by regulations promulgated by the Nevada Secretary of State. 9. In order to implement and effectuate the requirements of this Order, UMA, LLC is authorized to negotiate with potential creditors, note holders, and other claimants . l 0 . ln order to implement and effectuate the requirements of this Order, UMA, LLC is authorized to identify at reasonable commercial terms and, if necessary, cause TELEFIX COMMUNICATIONS HOLDINGS, INC to sell the corporation's debt securities to finance its operations, the repayment of which shall be in shares of the corporation • s common stock at par value per share . 3

1 2 3 4 5 6 7 8 9 10 11 12 Q ... � � � 13 � jj;t. � ..,. 14 rll ;: � � ..... N' " i: - : ' - A t � ,. . � ._, 15 O � t I:: A Ii:! Z . - , f � ai l = i � � ; .... 16 't > J: a 0., , I?: 17 18 19 ;.,z;j,.... � 0 . . . . , , .... c;, u � C 20 21 22 23 24 25 26 27 28 11. The Transfer Agent for TELEFIX COMMUNICATIONS HOLDINGS, INC is hereby ordered to provide the custodian all shareholder records, so that a shareholder meeting may be held. IT IS SO ORDERED. Dated this 26th day of April, 2022 � e.b � MH 9CB DF4 221C A6F9 Timothy C. Williams District Court Judge Submitted by: CORY READE DOWS & SHAFER By: Isl Jay Shafer JAY A. SHAFER, ESQ. Nevada Bar No. 9184 1333 North Buffalo Drive, Suite2l0 Las Vegas, Nevada 89128 (702) 794 - 4411 Fax: (702) 794 - 4421 JShafer@crdslaw.com 4

CSERV 2 3 4 5 6 7 8 9 11 12 13 16 17 18 19 20 21 22 23 24 25 26 27 28 UMA, LLC, Plaintiff{s) vs. DISTRICT COURT CLARK COUNTY, NEVADA Telefix Communications Holdings, Inc., Dcfondant(s) CASE NO: A - 22 - 848924 - C DEPT. NO. Department 16 AUTOMATED CERTlFICATE OF SERVICE This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court's electronic eFile system to all recipients registered fore - Service on the above entitled case as listed below: 14 Service Date: 4/26/2022 15 Jay Shafer Kathrine von Arx jshafer@crdslaw.com kvonarx@crdslaw.com